© 2024 UL LLC. All Rights Reserved. UL SOLUTIONS INC. Earnings Presentation Q2 2024 July 31, 2024

Forward looking statements 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, about UL Solutions' (the "Company") financial results and estimates and business prospects that involve substantial risks and uncertainties. You can identify these statements by the use of words such as “may,” “will,” “should,” “would,” “likely,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue” and variations of these terms and similar expressions, or the negative of these terms or similar expressions in connection with any discussion of future operating or financial performance or business plans or prospects. Factors that could cause actual results to differ materially include, but are not limited to, the following: falsification of or tampering with our reports or certificates; increases in self-certification of products in industries in which we provide services or corresponding decreases in third-party certifications; any conflict of interest or perceived conflict of interest between our testing, inspection and certification services and our enterprise and advisory services; increased competition in industries in which we participate; ineffectiveness of our portfolio management techniques and strategies; adverse market conditions or adverse changes in the political, social or legal condition in the markets in which we operate; failure to effectively implement our growth strategies and initiatives; increased government regulation of industries in which we operate; adverse government actions in respect of our operations, including enforcement actions related to environmental, health and safety matters; failure to retain and increase capacity at our existing facilities or build new facilities in a timely and cost-effective manner; failure to comply with applicable laws and regulations in each jurisdiction in which we operate, including environmental laws and regulations; fluctuations in foreign currency exchange rates; imposition of or increases in customs duties and other tariffs; deterioration of relations between the United States and countries in which we operate, including China; changes in labor regulations in jurisdictions in which we operate; changes in labor relations and unionization efforts by our employees; failure to recruit, attract and retain key employees, including through the implementation of diversity, equity and inclusion initiatives, and the succession of senior management; failure to recruit, attract and retain sufficient qualified personnel to meet our customers’ needs; past and future acquisitions, joint ventures, investments and other strategic initiatives; increases in raw material prices, fuel prices and other operating costs; changes in services we deliver or products we use; inability to develop new solutions or the occurrence of defects, failures or delay with new and existing solutions; increase in uninsured losses; ineffectiveness of deficiencies in our enterprise risk management program; volatility in credit markets or changes in our credit rating; actions of our employees, agents, subcontractors, vendors and other business partners; failure to maintain relationships with our customers, vendors and business partners; consolidation of our customers and vendors; disruptions in our global supply chain; changes in access to data from external sources; pending and future litigation, including in respect of our testing, inspection and certification services; allegations concerning our failure to properly perform our offered services; changes in the regulatory environment for our industry or the industries of our customers; delays in obtaining, failure to obtain or the withdrawal or revocation of our licenses, approvals or other authorizations; changes in our accreditations, approvals, permits or delegations of authority; issues with the integrity of our data or the databases upon which we rely; failure to manage our SaaS hosting network infrastructure capacity or disruptions in such infrastructure; cybersecurity incidents and other technology disruptions; risks associated with intellectual property, including potential infringement; compliance with agreements and instruments governing our indebtedness and the incurrence of new indebtedness; interest rate increases; volatility in the price of our Class A common stock; actions taken by, and control exercised by, ULSE Inc.; ineffectiveness in, or failure to maintain, our internal control over financial reporting; negative publicity or changes in industry reputation; changes in tax laws and regulations, resolution of tax disputes or imposition of audit examinations; failure to generate sufficient cash to service our indebtedness; constraints imposed on our ability to operate our business or make necessary capital investments due to our outstanding indebtedness; natural disasters and other catastrophic events, including pandemics and the rapid spread of contagious illnesses, such as new variants of COVID-19; and other risks discussed in our filings with the Securities and Exchange Commission. Changes in such assumptions or factors could produce materially different results. A further description of these and other factors is located in the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the first quarter of 2024 and in our subsequent Quarterly Reports and Current Reports. The information contained in this presentation is as of the date indicated. The Company assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments. Non-GAAP Measures In addition to financial measures based on generally accepted accounting principles in the United States ("U.S. GAAP"), this presentation includes supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to U.S. GAAP measures to understand and compare operating results across periods and for forecasting and other purposes, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, Adjusted Net Income margin, Adjusted Diluted Earnings Per Share, Free Cash Flow, Free Cash Flow margin, and Net Leverage. Management believes these non-GAAP measures reflect results in a manner that enables, in some instances, more meaningful analysis of trends and facilitates comparison of results across periods. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non- GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with GAAP. Reconciliations and definitions of each non-GAAP measure are included in the appendix to this presentation.

Korea Automotive and Battery Testing Center (June 2024) Recent updates highlight our focus on megatrends Announced the extension of our Advanced Battery Lab in Pyeontaek, Korea by committing capital investment to expand EV testing capacity. The new capacity is expected to open in 2H 2025. Augmented our global battery testing footprint with the acquisition of a battery testing company based in Germany, bringing expertise in specialized cell, small module and battery system performance testing. Strengthened our position in clean- energy testing capabilities by acquiring a leader in hydrogen component and system testing based in Germany with significant presence in Canada. 3 Batterieingenieure Acquisition (May 2024) TesTneT Acquisition (July 2024)

Q2 2024 Revenue +8.4% organic1 1 Refer to Organic, FX and Acquisition definitions in Appendix. 4 $689 $34 $19 $5 $747 ($11) ($6) $730 Q2 2023 Industrial Organic Consumer Organic S&A Organic Q2 2024 Organic FX Acquisition Q2 2024 $ in millions 1 1 1 1 1 1

Q2 Adjusted EBITDA1 performance +11.6% 5 $155 $58 ($31) $182 ($3) ($6) $173 Q2 2023 Organic Revenue Organic Expenses Q2 2024 Organic FX Acquisition Q2 2024 $ in millions % Adjusted EBITDA Margin1 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Refer to the Appendix to this presentation for definition and reconciliation to the most directly comparable GAAP financial measures. 2 Refer to Organic, FX and Acquisition definitions in Appendix. 2 2 2 2 2 22.5%1 23.7%1

Q2 Adjusted Net Income1 performance +5.6% $ in millions % Adjusted Net Income Margin1 6 $89 $58 ($35) ($5) ($13) $94 Q2 2023 Organic Revenue Organic Expenses Interest Other Q2 2024 1 Adjusted Net Income and Adjusted Net Income margin are non-GAAP financial measures. Refer to the Appendix to this presentation for definitions and reconciliations to their most directly comparable GAAP financial measures. 2 Other includes FX, acquisitions or disposals of businesses and tax. 3 Refer to Organic definition in Appendix. 3 3 2 12.9%1 12.9%1 6

Industrial 7 Q2 2024 results • 7.5% Revenue Growth (+11.6% Organic) – Ongoing certification services and certification testing growth across the entire segment including pricing – Continued strength in industrial electrical product, renewable energy and component market demand • Adjusted EBITDA1 increased $6M; Adjusted EBITDA margin1 decreased 30 bps – Reflects one-time CSAR conversion expense (partially offset by benefit from adjusting for stock- based compensation expense) – Includes impacts from M&A costs Industrial revenue Industrial Adjusted EBITDA1 and margin1% $ in millions 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Refer to the Appendix to this presentation for definitions and reconciliations to their most directly comparable GAAP financial measures. +7.5% +6.6% $292 Q2 2023 $91 Q2 2023 31.2% $314 Q2 2024 $97 Q2 2024 30.9%

Consumer Q2 2024 results • 4.2% Revenue Growth (+6.1% Organic) – Strength in EMC (electromagnetic compatibility) testing for automotive and consumer electronics – Growth in HVAC end-market driven by regulatory tailwinds • Adjusted EBITDA1 increased $9M; Adjusted EBITDA margin1 increased 210 bps – 2023 actions continue to deliver improved cost structure – Reflects one-time CSAR conversion expense (partially offset by benefit from adjusting for stock- based compensation expense) Consumer revenue Consumer Adjusted EBITDA1 and margin1% $ in millions +4.2% +17.3% 7.6% 8 $309 Q2 2023 $52 Q2 2023 16.8% 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Refer to the Appendix to this presentation for definitions and reconciliations to their most directly comparable GAAP financial measures. $322 Q2 2024 $61 Q2 2024 18.9%

Software and Advisory Q2 2024 results • 6.8% Revenue Growth (+5.7% Organic) – Benefited from greater demand for software and sustainability advisory services – ULTRUS™ June release incorporated additional sustainability products • Adjusted EBITDA1 increased $3M: Adjusted EBITDA margin1 increased 240 bps – Improved cost structure resulting from 2023 and 2024 operational improvements – Reflects one-time CSAR conversion expense (partially offset by benefit from adjusting for stock- based compensation expense) Software & Advisory revenue Software & Advisory Adjusted EBITDA1 and margin1% $ in millions +6.8% +25.0% 9 $88 Q2 2023 $12 Q2 2023 13.6% 1 Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Refer to the Appendix to this presentation for definitions and reconciliations to their most directly comparable GAAP financial measures. $94 Q2 2024 $15 Q2 2024 16.0%

LTM Cash Flow • Generated Free Cash Flow1 of $276M for the last twelve months ended June 30, 2024, an increase of $45M (+19.5%) vs the last twelve months ended June 30, 2023 • YTD Free Cash Flow1 benefited from lower cash incentive payments • YTD Capital expenditures of $113M reflects continued organic investment opportunities 10 LTM Cash Flow % in millions Free Cash Flow margin1%9.0% 10.0% Operating Cash Flow Capital Expenditures Free Cash Flow1 $431 ($200) $231 1 Free Cash Flow, Free Cash Flow margin, Adjusted EBITDA and Net Leverage are non-GAAP measures. Refer to the Appendix to this presentation for definitions and reconciliations to their most directly comparable GAAP financial measures. 2 Last 12 months as of June 30, 2023 3 Last 12 months as of June 30, 2024 2 3 $491 ($215) $276 LTM Q2 2023 LTM Q2 2024

Full-year 2024 outlook • Reiterating mid-single digit constant currency, organic1 revenue growth • Second half constant currency, organic1 revenue growth also expected to be in the mid-single digit range • Reiterating Adjusted EBITDA margin2 improvement • Capital expenditures expected to be 7.5 to 8.5% of revenue • Continuing to pursue acquisitions and portfolio refinements The Company’s 2024 outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve the results expressed by this outlook. 1 Refer to Organic definition in the Appendix. 2 Adjusted EBITDA margin is a non-GAAP measure. Refer to the Appendix to this presentation for definition. 11

Summary Continued momentum from megatrends was supported by outstanding execution - All operating segments and geographies contributed to growth - Improvement in Adjusted EBITDA margins1 driven primarily by revenue acceleration - Expanded our industry-leading capabilities through growth capex investments and targeted acquisitions - Demonstrated ongoing strength and durability of Free Cash Flow1 generation 1 Adjusted EBITDA margin and Free Cash Flow are non-GAAP measures. Refer to the Appendix to this presentation for definitions. 12

13 Appendix

# Components of revenue change

| (in millions) | Organic[1] | Acquisition[2] | FX[3] | Total | Organic % Change | Total % Change |
|---|---|---|---|---|---|---|
| | Three Months Ended June 30, 2024 | | | | | |
| Revenue change | | | | | | |
| Industrial | $ 34 | $ (7) | $ (5) | $ 22 | 11.6 % | 7.5 % |
| Consumer | 19 | — | (6) | 13 | 6.1 % | 4.2 % |
| Software and Advisory | 5 | 1 | — | 6 | 5.7 % | 6.8 % |
| Total | $ 58 | $ (6) | $ (11) | $ 41 | 8.4 % | 6.0 % |

[1]Organic reflects revenue change in a given period excluding Acquisition and FX in that same period, expressed in dollars or as a percentage of revenue in the prior year.
[2]Acquisition is calculated as revenue change in a given period related to acquisitions or disposals of businesses using prior period exchange rates, expressed in dollars or as a percentage of revenue in the prior period. Revenues from an acquisition or disposal are measured as Acquisition for the initial twelve month period following the acquisition or disposal date. Subsequently, the revenue impact from the acquired or disposed business is measured as Organic.
[3]FX reflects the impact that foreign currency exchange rates have on revenue in a given period, expressed in dollars or as a percentage of revenue in the prior period. The Company uses constant currency to calculate the FX impact on revenue in a given period by translating current period revenues at prior period exchange rates, expressed as a percentage of revenue in the prior period.

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# Components of revenue change

| (in millions) | Six Months Ended June 30, 2024 | | | | | |
|---|---|---|---|---|---|---|
| | Organic[1] | Acquisition[2] | FX[3] | Total | Organic % Change | Total % Change |
| Revenue change | | | | | | |
| Industrial | $ 61 | $ (6) | $ (8) | $ 47 | 10.9 % | 8.4 % |
| Consumer | 35 | (1) | (10) | 24 | 6.0 % | 4.1 % |
| Software and Advisory | 9 | 2 | — | 11 | 5.2 % | 6.4 % |
| Total | $ 105 | $ (5) | $ (18) | $ 82 | 8.0 % | 6.2 % |

[1]Organic reflects revenue change in a given period excluding Acquisition and FX in that same period, expressed in dollars or as a percentage of revenue in the prior year.
[2]Acquisition is calculated as revenue change in a given period related to acquisitions or disposals of businesses using prior period exchange rates, expressed in dollars or as a percentage of revenue in the prior period. Revenues from an acquisition or disposal are measured as Acquisition for the initial twelve month period following the acquisition or disposal date. Subsequently, the revenue impact from the acquired or disposed business is measured as Organic.
[3]FX reflects the impact that foreign currency exchange rates have on revenue in a given period, expressed in dollars or as a percentage of revenue in the prior period. The Company uses constant currency to calculate the FX impact on revenue in a given period by translating current period revenues at prior period exchange rates, expressed as a percentage of revenue in the prior period.

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Three Months Ended June 30, Six Months Ended June 30, (in millions, unless otherwise stated) 2024 2023 2024 2023 Net income $ 106 $ 99 $ 166 $ 157 Depreciation and amortization expense 41 38 82 74 Interest expense 13 8 28 16 Other income, net (21) (11) (18) (16) Income tax expense 28 21 41 35 Stock-based compensation 6 — 6 — Restructuring — — $ (1) $ — Adjusted EBITDA1 $ 173 $ 155 $ 304 $ 266 Revenue $ 730 $ 689 $ 1,400 $ 1,318 Net income margin 14.5% 14.4% 11.9% 11.9 % Adjusted EBITDA margin2 23.7% 22.5% 21.7% 20.2% 1 The Company defines Adjusted EBITDA as net income adjusted for depreciation and amortization expense, interest expense, other income, income tax expense, as well as stock-based compensation expense for equity-settled awards, material asset impairment charges and restructuring expenses, as applicable. The Company believes that the presentation of Adjusted EBITDA provides additional information to investors about certain non-cash items and unusual items that are not expected to continue at the same level in the future. Further, the Company believes Adjusted EBITDA provides a meaningful measure of business performance and provides a basis for comparing its performance to that of other peer companies using similar measures. There are material limitations to using Adjusted EBITDA. Adjusted EBITDA does not take into account certain significant items, including depreciation and amortization, interest expense, income tax expense, stock-based compensation expense for equity-settled awards, material asset impairment charges and restructuring expenses which directly affects the Company's net income, as applicable. These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering Adjusted EBITDA in conjunction with net income as calculated in accordance with GAAP 2 Adjusted EBITDA margin is calculated as Adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin (non-GAAP measure)1 2 16

# Adjusted EBITDA and Adjusted EBITDA margin (non-GAAP measure)[1 2] by segment

| (in millions, unless otherwise stated) | Three Months Ended June 30, 2024 | Three Months Ended June 30, 2023 | Six Months Ended June 30, 2024 | Six Months Ended June 30, 2023 |
|---|---|---|---|---|
| **Industrial** | | | | |
| Segment operating income | $ 85 | $ 82 | $ 160 | $ 154 |
| Depreciation and amortization expense | 10 | 9 | 21 | 17 |
| Stock-based compensation | 2 | — | 2 | — |
| Industrial Adjusted EBITDA[1] | $ 97 | $ 91 | $ 183 | $ 171 |
| Revenue | $ 314 | $ 292 | $ 609 | $ 562 |
| Industrial operating income margin | 27.1 % | 28.1 % | 26.3 % | 27.4 % |
| Industrial Adjusted EBITDA margin[2] | 30.9 % | 31.2 % | 30.0 % | 30.4 % |
| **Consumer** | | | | |
| Segment operating income | $ 38 | $ 33 | $ 55 | $ 36 |
| Depreciation and amortization expense | 20 | 19 | 39 | 37 |
| Stock-based compensation | 3 | — | 3 | — |
| Restructuring | — | — | (1) | — |
| Consumer Adjusted EBITDA[1] | $ 61 | $ 52 | $ 96 | $ 73 |
| Revenue | $ 322 | $ 309 | $ 608 | $ 584 |
| Consumer operating income margin | 11.8 % | 10.7 % | 9.0 % | 6.2 % |
| Consumer Adjusted EBITDA margin[2] | 18.9 % | 16.8 % | 15.8 % | 12.5 % |
| **Software and Advisory** | | | | |
| Segment operating income | $ 3 | $ 2 | $ 2 | $ 2 |
| Depreciation and amortization expense | 11 | 10 | 22 | 20 |
| Stock-based compensation | 1 | — | 1 | — |
| Software and Advisory Adjusted EBITDA[1] | $ 15 | $ 12 | $ 25 | $ 22 |
| Revenue | $ 94 | $ 88 | $ 183 | $ 172 |
| Software and Advisory operating income margin | 3.2 % | 2.3 % | 1.1 % | 1.2 % |
| Software and Advisory Adjusted EBITDA margin[2] | 16.0 % | 13.6 % | 13.7 % | 12.8 % |

UL Solutions

[1] See definition on previous slide.
[2] See definition on previous slide.

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# Adjusted Net Income and Adjusted Net Income margin (non-GAAP measure)[1 2]

| (in millions, unless otherwise stated) | Three Months Ended June 30, 2024 | Three Months Ended June 30, 2023 | Six Months Ended June 30, 2024 | Six Months Ended June 30, 2023 |
|---|---|---|---|---|
| Net income | $ 106 | $ 99 | $ 166 | $ 157 |
| Other income, net | (21) | (11) | (18) | (16) |
| Stock-based compensation | 6 | — | 6 | — |
| Restructuring | — | — | (1) | — |
| Tax effect of adjustments[3] | 3 | 1 | 2 | 2 |
| Adjusted Net Income[1] | $ 94 | $ 89 | $ 155 | $ 143 |
| Revenue | $ 730 | $ 689 | $ 1,400 | $ 1,318 |
| Net income margin | 14.5 % | 14.4 % | 11.9 % | 11.9 % |
| Adjusted Net Income margin[2] | 12.9 % | 12.9 % | 11.1 % | 10.8 % |

[1] The Company defines Adjusted Net Income as net income adjusted for other income, stock-based compensation expense for equity-settled awards, material asset impairment charges and restructuring expenses, as applicable, each net of tax. The Company believes that the presentation of Adjusted Net Income provides additional information to investors about certain non-cash items and unusual items that are expected to continue at the same level in the future. Further, the Company believes Adjusted Net Income provides a meaningful measure of business performance and provides a basis for comparing its performance to that of other peer companies using similar measures. There are material limitations to using Adjusted Net Income. Adjusted Net Income does not take into account certain significant items, including other expense (income), stock-based compensation expense for equity-settled awards, material asset impairment charges and restructuring expenses which directly affect the Company's net income, as applicable. These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering Adjusted Net Income in conjunction with net income as calculated in accordance with GAAP.

[2] Adjusted Net Income margin is calculated as Adjusted Net Income as a percentage of revenue

[3] The Company computed the tax effect of adjustments to net earnings by applying the statutory tax rate in the relevant jurisdictions to the income or expense items that are adjusted in the period presented. If a valuation allowance exists, the rate applied is zero.

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Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Diluted earnings per share2 $ 0.50 $ 0.47 $ 0.78 $ 0.75 Other income, net (0.11) (0.06) (0.09) (0.08) Stock-based compensation 0.03 — 0.03 — Tax effect of adjustments3 0.02 0.01 0.01 0.01 Adjusted Diluted Earnings Per Share1 0.44 0.42 0.73 0.68 1 The Company defines Adjusted Diluted Earnings Per Share as diluted earnings per share attributable to stockholder of UL Solutions adjusted for other income, stock-based compensation expense for equity-settled awards, material asset impairment charges and restructuring expenses, as applicable. The Company believes that the presentation of Adjusted Diluted Earnings Per Share provides additional information to investors about certain non-cash items and unusual items that are expected to continue at the same level in the future. Further, the Company believes Adjusted Diluted Earnings Per Share provides a meaningful measure of business performance and provides a basis for comparing its performance to that of other peer companies using similar measures. There are material limitations to using Adjusted Diluted Earnings Per Share. Adjusted Diluted Earnings Per Share does not take into account certain significant items, including other expense (income), stock-based compensation expense for equity-settled awards, material asset impairment charges and restructuring expenses which directly affect the Company's diluted earnings per share, as applicable. These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering Adjusted Diluted Earnings Per Share in conjunction with diluted earnings per share as calculated in accordance with GAAP. 2Diluted earnings per share and Adjusted Diluted Earnings Per Share have been adjusted for the period ended June 30, 2023 to reflect a 2-for-1 forward split of the Company's Class A common stock effected on November 20, 2023. 3The Company computed the tax effect of adjustments to net earnings by applying the statutory tax rate in the relevant jurisdictions to the income or expense items that are adjusted in the period presented. If a valuation allowance exists, the rate applied is zero. Adjusted Diluted Earnings Per Share (non-GAAP measure)1 19

# Free Cash Flow (non-GAAP measure)[1]

| (in millions, unless otherwise stated) | Six Months Ended June 30, 2024 | Six Months Ended June 30, 2023 | LTM[2] June 30, 2024 | LTM[2] June 30, 2023 |
|---|---|---|---|---|
| Net cash provided by operating activities | $ 244 | $ 220 | 491 | $ 431 |
| Capital expenditures | (113) | (113) | (215) | (200) |
| Free Cash Flow[1] | $ 131 | $ 107 | $ 276 | $ 231 |
| Revenue | $ 1,400 | $ 1,318 | $ 2,760 | $ 2,570 |
| Net cash provided by operating activities margin | 17.4 % | 16.7 % | 17.8 % | 16.8 % |
| Free Cash Flow margin[3] | 9.4 % | 8.1 % | 10.0 % | 9.0 % |

[1]The Company defines Free Cash Flow as cash from operating activities less cash outlays related to capital expenditures. The Company defines capital expenditures to include purchases of property, plant and equipment and capitalized software. These items are subtracted from cash from operating activities because they represent long-term investments that are required for normal business activities. The Company uses Free Cash Flow as an additional liquidity measure and believes it provides useful information to investors about the cash generated from its core operations that may be available to repay debt, make other investments and return cash to stockholders. There are material limitations to using Free Cash Flow. Free Cash Flow adjusts for cash items that are ultimately within management's discretion to direct, and therefore, may imply that there is less or more cash that is available than the most comparable GAAP measure. Free Cash Flow is not intended to represent residual cash flow for discretionary expenditures since debt repayment requirements and other non-discretionary expenditures are not deducted. These limitations are best addressed by considering the economic effects of the excluded items independently, and by considering Free Cash Flow in conjunction with net cash provided by operating activities as calculated in accordance with GAAP.

[2]Last 12 months

[3]Free Cash Flow margin is calculated as Free Cash Flow as a percentage of revenue

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